UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 9, 2019

AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact name of registrant as specified in its charter)

American Homes 4 Rent	Maryland	001-36013	46-1229660
American Homes 4 Rent, L.P.	Delaware	333-221878-02	80-0860173
	(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30601 Agoura Road, Suite 200
Agoura Hills, California 91301
(Address of principal executive offices) (Zip Code)

(805) 413-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered

Class A common shares of beneficial interest, $.01 par value	AMH	New York Stock Exchange
Series D perpetual preferred shares of beneficial interest, $.01 par value	AMH-D	New York Stock Exchange
Series E perpetual preferred shares of beneficial interest, $.01 par value	AMH-E	New York Stock Exchange
Series F perpetual preferred shares of beneficial interest, $.01 par value	AMH-F	New York Stock Exchange
Series G perpetual preferred shares of beneficial interest, $.01 par value	AMH-G	New York Stock Exchange
Series H perpetual preferred shares of beneficial interest, $.01 par value	AMH-H	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 9, 2019, John (Jack) Corrigan, Chief Operating Officer and Chief Investment Officer informed American Homes 4 Rent and American Homes 4 Rent, L.P. (collectively, the “Company”) that he planned to resign his position as Chief Operating Officer with the Company, effective October 13, 2019. Mr. Corrigan remains a trustee and the Company’s Chief Investment Officer and will focus on the Company’s development and growth opportunities.

On October 11, 2019, the Board of Trustees appointed Bryan Smith, age 45, as Chief Operating Officer, effective October 14, 2019. Mr. Smith served as Executive Vice President and President of Property Management for the Company from February 2015 until his appointment to Chief Operating Officer. From 2012 to 2015, he was Senior Vice President and Director of Property Management and from 2011 to 2012 was the Senior Vice President of Acquisitions for the Company’s former manager, American Homes 4 Rent, LLC. Mr. Smith earned a B.A. in Business Economics from the University of California, Los Angeles, and an M.B.A. from the UCLA Anderson School of Management.

There have been no transactions, either since the beginning of the Company’s last fiscal year or that are currently proposed, regarding Mr. Smith that are required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1—Press Release dated October 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2019

AMERICAN HOMES 4 RENT

By:	/s/ Stephanie Heim
Stephanie Heim
Executive Vice President - Counsel

AMERICAN HOMES 4 RENT, L.P.

By:	American Homes 4 Rent, its General Partner

By:	/s/ Stephanie Heim
Stephanie Heim
Executive Vice President - Counsel